FOR IMMEDIATE RELEASE	FOR FURTHER INFORMATION CONTACT:

James E. Lauter
Senior Vice President &
Chief Financial Officer
T: +1 345-815-9902
E: James.Lauter@hlss.com

Home Loan Servicing Solutions, Ltd. Reports EPS of $0.69 and Net Income of $49.2 Million in the Third Quarter of 2014 and Declares Monthly Dividend of $0.18 per Share

George Town, Grand Cayman, October 16, 2014 (GLOBE NEWSWIRE) – Home Loan Servicing Solutions, Ltd. ("HLSS," “our,” “we” or the "Company") (NASDAQ: HLSS) today reported net income of $49.2 million, or $0.69 per ordinary share, for the third quarter of 2014. Additionally, the Company’s Board of Directors today declared monthly dividends of $0.18 per ordinary share for October, November and December 2014.

Third quarter business performance highlights:

•	Core earnings of $41.5 million, or $0.58 per ordinary share, after adjusting for the increase in the fair value of our MSR assets of $7.7 million, or $0.11 per ordinary share.

•	Acquired re-performing whole loans with an aggregate UPB of $92.9 million from a large bank. The purchase price for these loans was $67.6 million.

Subsequent to the end of the third quarter of 2014:

•
On October 16, 2014, acquired Ginnie Mae early buyout loans with an aggregate UPB of $142.5 million from PennyMac Loan Services, LLC, an indirect subsidiary of PennyMac Financial Services, Inc., who will remain as servicer for these loans.

•	On October 16, 2014, declared monthly dividends of $0.18 per ordinary share for each of the months of October, November and December 2014.

“HLSS completed another quarter with core results in line with guidance,” said Chairman William Erbey.  “These strong results fully supported the recent dividend increase to 18 cents per month, which is a cumulative increase of 80% since the company’s inception in 2012.”

“Our new EBO and RPL assets continued to perform as we expected in the third quarter,” said President and CEO John Van Vlack.  “We are pleased to be expanding our investment in FHA-insured Ginnie Mae EBO loans in the fourth quarter and to have started a new servicing relationship with PennyMac.”

For more information on prior releases and SEC Filings, please refer to the “Shareholders” section of our website at www.hlss.com.

HLSS is an internally-managed owner of residential mortgage assets with historically stable valuations and cash flows.  HLSS’ largest asset is mortgage servicing advances that, along with the related servicing rights, are over-collateralized more than 25 times by the underlying residential real estate. HLSS' objective is to generate stable, recurring fee-based core earnings and dividends throughout the economic cycle. For more information, visit www.hlss.com.

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this press release, including, without limitation, statements we make about our business model, dividend, future earnings, asset performance, asset valuation, business strategy, counterparty relationships and expectations and objectives for our future performance, are forward-looking statements. These forward-looking statements include declarations regarding our management's beliefs and current expectations. All forward-looking statements are subject to certain risks, uncertainties and assumptions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, our actual results, performance or achievements could differ materially from those expressed in, or implied by, any such forward-looking statements. Important factors that could cause or contribute to such difference include those risks specific to our business detailed within our reports and filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2013 (the "2013 Form 10-K") as amended by our Amendment No.1 to the 2013 Form 10-K, filed with the SEC on August 18, 2014 (the "Form 10-K/A") and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 (the "Q3 Form 10-Q") filed with the SEC. You should not place undue reliance on such forward-looking statements, which speak only as of their dates. We undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise. You should carefully consider the risk factors described under the heading "Risk Factors" within our Form 10-K/A and our Q3 Form 10-Q.

The following table presents our consolidated results of operations in accordance with U.S. GAAP (“GAAP”) reconciled to our internally reported financial results. Accordingly, adjustments are made to reflect Servicing fee revenue, Servicing expense, Amortization and Change in fair value of Notes receivable – Rights to MSRs on a gross rather than a net basis.

Our income from operations as presented in our Management Reporting format shown below should be considered in addition to, and not as a substitute for, income from operations determined in accordance with GAAP.

For the three months ended September 30, 2014:	Condensed Consolidated Results (GAAP)	Adjustments	Management Reporting (Non-GAAP)

Revenue
Servicing fee revenue	$—	$177,113	$177,113
Interest income - notes receivable – Rights to MSRs	84,850	(84,850)	—
Interest income – other	12,118	—	12,118
Related party revenue (1)	320	—	320
Total revenue	97,288	92,263	189,551

Operating expenses
Compensation and benefits	1,722	—	1,722
Servicing expense	—	83,634	83,634
Amortization of Notes receivable – Rights to MSRs (2)	—	16,303	16,303
Change in fair value of Notes receivable – Rights to MSRs (3)	—	(7,674)	(7,674)
Related party expenses (4)	390	—	390
General and administrative expenses	1,802	—	1,802
Total operating expenses	3,914	92,263	96,177

Income from operations	$93,374	$—	$93,374

(1)	Revenue earned as part of our Professional Services Agreement with Ocwen Financial Corporation (together with its subsidiaries, collectively "Ocwen").

(2)	Reduction in the value of the Notes receivable – Rights to MSRs based on the run-off of the portfolio.

(3)	At each reporting date, we determine the fair value of our Notes receivable – Rights to MSRs and adjust the carrying value to this amount.

(4)	Expenses incurred as a part of our Professional Services Agreement and Administrative Services agreement with Ocwen and Altisource Portfolio Solutions, S.A., respectively.

HOME LOAN SERVICING SOLUTIONS, LTD. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except share data)
(UNAUDITED)

	Three months		Nine months
For the periods ended September 30,	2014	2013	2014	2013
Revenue
Interest income – notes receivable – Rights to MSRs	$84,850	$78,447	$273,962	$192,106
Interest income – other	12,118	697	22,869	896
Total interest income	96,968	79,144	296,831	193,002
Related party revenue	320	491	1,721	1,458
Total revenue	97,288	79,635	298,552	194,460

Operating expenses
Compensation and benefits	1,722	2,109	5,146	4,877
Related party expenses	390	228	1,258	680
General and administrative expenses	1,802	1,275	6,242	2,654
Total operating expenses	3,914	3,612	12,646	8,211

Income from operations	93,374	76,023	285,906	186,249

Other expense
Interest expense	44,146	36,080	121,658	74,356
Other expense	44,146	36,080	121,658	74,356

Income before income taxes	49,228	39,943	164,248	111,893
Income tax expense	14	777	14	816
Net income	$49,214	$39,166	$164,234	$111,077

Earnings per share
Basic	$0.69	$0.55	$2.31	$1.80

Diluted	$0.69	$0.55	$2.31	$1.80

Weighted average ordinary shares outstanding
Basic	71,016,771	71,016,771	71,016,771	61,812,369
Diluted	71,018,542	71,016,771	71,016,771	61,812,369

Dividends declared per share	$0.52	$0.45	$1.45	$1.25

HOME LOAN SERVICING SOLUTIONS, LTD. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except share data)
(UNAUDITED)

	September 30, 2014	December 31, 2013
Assets
Cash and cash equivalents	$130,160	$87,896
Match funded advances	6,100,277	6,387,781
Notes receivable – Rights to MSRs	618,962	633,769
Loans held for investment	832,413	—
Related party receivables	26,223	70,049
Deferred tax assets	1,024	1,024
Other assets	243,286	130,153
Total assets	$7,952,345	$7,310,672

Liabilities and Equity
Liabilities
Match funded liabilities	$5,545,636	$5,715,622
Other borrowings	1,093,837	343,386
Dividends payable	12,783	10,653
Income taxes payable	426	682
Deferred tax liabilities	1,189	1,266
Related party payables	8,517	10,732
Other liabilities	12,685	11,884
Total liabilities	6,675,073	6,094,225

Equity
Equity – Ordinary shares, $.01 par value; 200,000,000 shares authorized; 71,016,771 and 71,016,771 shares issued and outstanding at September 30, 2014 and December 31, 2013, respectively	710	710
Additional paid-in capital	1,210,207	1,210,057
Retained earnings	64,773	3,513
Accumulated other comprehensive income, net of tax	1,582	2,167
Total equity	1,277,272	1,216,447
Total liabilities and equity	$7,952,345	$7,310,672